Note 14 - Related Party Transactions	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

14. Related Party Transactions

During fiscal year 2025, approximately 2% of vegetables supplied to the Company were grown by a Director of Seneca Foods Corporation. The Company’s grower purchases from the Director were $2.8 million, $3.0 million, and $3.1 million in fiscal years 2025, 2024 and 2023, respectively, pursuant to a raw vegetable grower contract. The Chairman of the Audit Committee reviewed the relationship and determined that the contract was negotiated at arm's length and on no more favorable terms than to other growers in the marketplace.

The Company incurred expenses for charitable contributions to the Seneca Foods Foundation (the “Foundation”), a related party, in the amount of $0.5 million, $1.0 million and $0.5 million in fiscal years 2025, 2024 and 2023, respectively. The Foundation is a nonprofit entity that supports charitable activities by making grants to unrelated organizations or institutions and is managed by current employees of the Company. The three current trustees of the Foundation are either current members of the Company's Board of Directors or an immediate family member of a Company Director.

The Company maintains a liability for retirement arrangements to beneficiaries that have family relationships with two of the Company’s current Directors. As of March 31, 2025 and 2024, the liability for these benefits totaled $1.0 million and $1.0 million, respectively. Payments are made monthly over the beneficiary’s lifetime.